EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

                        Pursuant to 18 U.S.C. ss. 1350, as created by Section
            906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of World Waste Technologies, Inc. (the "Company") hereby certifies that, based on his knowledge:

            (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2006                          /s/ David A. Rane
                                            -----------------
                                            Name:  David A. Rane
                                            Title:  Chief Financial Officer